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                                                                    Exhibit 24.1


                                POWER OF ATTORNEY
                                -----------------

         Each of the undersigned directors and officers of TEAM Mucho, Inc. (the "Corporation") whose signature appears below hereby appoints Jay R. Strauss or Kevin T. Costello, or either of them, as his attorney-in-fact to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Corporation's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2000, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, hereby granting unto such attorneys and each of them full power and authority to do and perform in the name and on behalf of the undersigned, and in any and all such capacities, every act and thing whatsoever necessary to be done in and about the premises as fully as the undersigned could or might do in person, hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

         IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney in counterparts if necessary, effective as of March 30, 2001.


         SIGNATURE                                 TITLE
         ---------                                 -----

/s/ S. Cash Nickerson                       Chairman and Chief Executive
- ---------------------------                 Officer
  S. Cash Nickerson


/s/ Kevin T. Costello                       President, Chief Operating Officer
- ---------------------------                 and Director
  Kevin T. Costello


/s/ Jose Blanco                             Chief Financial Officer and Director
- ---------------------------
  Jose Blanco


/s/ Thomas L. Gerlacher                     Chief Accounting Officer
- ---------------------------
  Thomas L. Gerlacher


/s/ Jay R. Strauss                          Chief Legal Officer and Director
- ---------------------------
  Jay R. Strauss


/s/ William W. Johnston                     Secretary and Director
- ---------------------------
  William W. Johnston


/s/ Crystal Faulkner                        Director
- ---------------------------
  Crystal Faulkner


/s/ Joseph Mancuso                          Director
- ---------------------------
  Joseph Mancuso


/s/ Lawrence A. McLernon                    Director
- ---------------------------
  Lawrence A. McLernon

/s/ Daniel Jessee                           Director
- ---------------------------
  Daniel Jessee


/s/ Michael Thomas                          Director
- ---------------------------
  Michael Thomas


/s/ M. R. Swartz                            Director
- ---------------------------
  M. R. Swartz